SUBORDINATION AGREEMENT

This Agreement, dated as of August 15, 2000, is made by Morgenthaler Venture Partners V, L.P., a Delaware limited partnership (the "Subordinated Creditor"), for the benefit of Wells Fargo Bank Minnesota, National Association, a national banking association f/k/a Norwest Bank Minnesota, National Association, in its capacity as agent for the Lenders (defined below) (the "Agent").

Sheldahl, Inc., a Minnesota corporation (the "Borrower"), is now or hereafter may be indebted to the Lenders on account of loans or the other extensions of credit or financial accommodations from the Lenders to the Borrower, or to any other person under the guaranty or endorsement of the Borrower.

The Subordinated Creditor has on the date hereof made a $2 million loan to the Borrower evidenced by the Subordinated Note.

As a condition to making the loan to the Borrower evidenced by the Subordinated Note, the Agent and Lenders have required that the Subordinated Creditor subordinate the payment of the Subordinated Note to the payment of any and all indebtedness of the Borrower to the Lenders.

ACCORDINGLY, in consideration of the loans and other financial accommodations that have been made and may hereafter be made by the Lenders for the benefit of the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Subordinated Creditor hereby agrees as follows:

1.	Definitions. As used herein, the following terms have the
meanings set forth below:

"Borrower Default" means a Default or Event of Default as defined in any agreement or instrument evidencing, governing, or issued in connection with Lender Indebtedness, including, but not limited to, the Credit Agreement, or any default under or breach of any such agreement or instrument.

"Credit Agreement" means the Credit and Security Agreement dated as of June 19, 1998, by and among the Borrower, the Agent and the Lenders as amended to date and as the same may hereafter be amended, supplemented or restated from time to time.

"Lender Indebtedness" means each and every debt, liability and obligation of every type and description which the Borrower may now or at any time hereafter owe to the Agent or any Lender, whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several, all interest thereon, all renewals, extensions and modifications thereof and any notes issued in whole or partial substitution therefor.

"Lenders" means Wells Fargo Bank Minnesota, National Association,
CIT Group/Equipment Financing, Inc. and any other financial institution that becomes a party to the Credit Agreement as a lender.

"Subordinated Indebtedness" means all obligations arising under or related to the Subordinated Note.

"Subordinated Note" means the Borrower's promissory note, dated as of August 15, 2000, payable to the order of the Subordinated
Creditor in the original principal amount of $2,000,000, together with all renewals, extensions and modifications thereof and any note or notes issued in substitution therefor.

2.	Subordination. The payment of all of the Subordinated
Indebtedness is hereby expressly subordinated to the extent and in the manner hereinafter set forth to the payment in full of the Lender Indebtedness; and regardless of any priority otherwise available to the Subordinated Creditor by law or by agreement, the Agent and Lenders shall hold a first security interest in all collateral securing payment of the Lender Indebtedness (the "Collateral"), and any security interest claimed therein (including any proceeds thereof) by the Subordinated Creditor shall be and remain fully subordinate for all purposes to the security interest of the Agent and Lenders therein for all purposes whatsoever.

3.	Payments. Until all of the Lender Indebtedness has been
paid in full, the Subordinated Creditor shall not, without the Agent's prior written consent, demand, receive or accept any payment, whether of principal, interest or otherwise, from the Borrower in respect of the Subordinated Indebtedness, or exercise any right of or permit any setoff in respect of the Subordinated Indebtedness.

4.	Receipt of Prohibited Payments. If the Subordinated
Creditor receives any payment on the Subordinated Indebtedness that the Subordinated Creditor is not entitled to receive under the provisions of this Agreement, the Subordinated Creditor will hold the amount so received in trust for the Agent and the Lenders and will forthwith turn over such payment to the Agent in the form received (except for the endorsement of the Subordinated Creditor where necessary) for application to then-existing Lender Indebtedness (whether or not due), in such manner of application as the Agent may deem appropriate. If the Subordinated Creditor exercises any right of setoff which the Subordinated Creditor is not permitted to exercise under the provisions of this Agreement, the Subordinated Creditor will promptly pay over to the Agent, in immediately available funds, an amount equal to the amount of the claims or obligations offset. If the Subordinated Creditor fails to make any endorsement required under this Agreement, the Agent, or any of its officers or employees or agents on behalf of the Agent, is hereby irrevocably appointed as the attorney-in-fact (which appointment is coupled with an interest) for the Subordinated Creditor to make such endorsement in the Subordinated Creditor's name.

5.	Action on Subordinated Debt. The Subordinated Creditor will
not commence any action or proceeding against the Borrower to recover all or any part of the Subordinated Indebtedness, or join with any creditor (unless the Agent and the Lenders shall so join) in bringing any proceeding against the Borrower under any bankruptcy, reorganization, readjustment of debt, arrangement of debt receivership, liquidation or insolvency law or statute of the federal or any state government, or take possession of, sell, or dispose of any Collateral, or exercise or enforce any right or remedy available to the Subordinated Creditor with respect to any such Collateral, unless and until the Lender Indebtedness has been paid in full.

6.	Security Interest; Action Concerning Collateral. The
Subordinated Creditor will not take, receive, obtain, procure or otherwise acquire any security interest in or lien against the Collateral unless and until the Lender Indebtedness has been paid in full.

7.	Bankruptcy and Insolvency. In the event of any
receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization or arrangement with creditors, whether or not pursuant to bankruptcy law, the sale of all or substantially all of the assets of the Borrower, dissolution, liquidation or any other marshaling of the assets or liabilities of the Borrower, the Subordinated Creditor will file all claims, proofs of claim or other instruments of similar character necessary to enforce the obligations of the Borrower in respect of the Subordinated Indebtedness and will hold in trust for the Lenders and the Agent and promptly pay over to the Agent in the form received (except for the endorsement of the Subordinated Creditor where necessary) for application to the then-existing Lender Indebtedness, any and all moneys, dividends or other assets received in any such proceedings on account of the Subordinated Indebtedness, unless and until the Lender Indebtedness has been paid in full. If the Subordinated Creditor shall fail to take any such action, the Agent, as attorney-in-fact for the Subordinated Creditor, may take such action on the Subordinated Creditor's behalf. The Subordinated Creditor hereby irrevocably appoints the Agent, or any of its officers or employees on behalf of the Agent, as the attorney-in-fact for the Subordinated Creditor (which appointment is coupled with an interest) with the power but not the duty to demand, sue for, collect and receive any and all such moneys, dividends or other assets and give acquittance therefor and to file any claim, proof of claim or other instrument of similar character, to vote claims comprising Subordinated Indebtedness to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension and to take such other action in the Agent's own name or in the name of the Subordinated Creditor as the Agent may deem necessary or advisable for the enforcement of the agreements contained herein; and the Subordinated Creditor will execute and deliver to the Agent such other and further powers-of-attorney or instruments as the Agent may request in order to accomplish the foregoing.

8.	Restrictive Legend; Transfer of Subordinated Indebtedness.
The Subordinated Creditor will cause the Subordinated Note and all other notes, bonds, debentures or other instruments evidencing the Subordinated Indebtedness or any part thereof to contain a specific statement thereon to the effect that the indebtedness thereby evidenced is subject to the provisions of this Agreement, and the Subordinated Creditor will mark its books conspicuously to evidence the subordination effected hereby. Attached hereto is a true and correct copy of the Subordinated Note bearing such legend. The Subordinated Creditor is the lawful holder of the Subordinated Note and has not transferred any interest therein to any other person. Without the prior written consent of the Agent, which consent shall not be unreasonably withheld or delayed, the Subordinated Creditor will not assign, transfer or pledge to any other person any of the Subordinated Indebtedness or agree to a discharge or forgiveness of the same so long as there remains outstanding any of the Lender Indebtedness. Nothing herein shall preclude any assignment, transfer or pledge of the Subordinated Note or any portion thereof to any affiliate of any holder thereof who agrees to be bound by the terms of this agreement or any assignment, transfer or pledge of the Subordinated Note or any portion thereof the consent to which by the Agent has been unreasonably withheld or delayed. Nothing herein shall preclude the conversion of the Subordinated Note in accordance with the terms of section 9(a) or 9(b) thereof.

9.	Continuing Effect. This Agreement shall constitute a
continuing agreement of subordination, and the Lenders and the Agent may, without notice to or consent by the Subordinated Creditor, modify any term of the Lender Indebtedness in reliance upon this Agreement. Without limiting the generality of the foregoing, the Lenders and the Agent may, at any time and from time to time, either before or after receipt of any such notice of revocation, without the consent of or notice to the Subordinated Creditor and without incurring responsibility to the Subordinated Creditor or impairing or releasing the Agent's or any Lender's rights or any of the Subordinated Creditor's obligations hereunder:

(a)	change the interest rate or change the amount of payment or
extend the time for payment or renew or otherwise alter the terms of any Lender Indebtedness or any instrument evidencing the same in any manner;

(b)	sell, exchange, release or otherwise deal with any property
at any time securing payment of the Lender Indebtedness or any part thereof;

(c)	release anyone liable in any manner for the payment or
collection of the Lender Indebtedness or any part thereof;

(d)	exercise or refrain from exercising any right against the
Borrower or any other person (including the Subordinated Creditor); and

(e)	apply any sums received by the Agent or any Lender, by
whomsoever paid and however realized, to the Lender Indebtedness in such manner as the Agent shall deem appropriate.

10.	No Commitment. None of the provisions of this Agreement
shall be deemed or construed to constitute or imply any commitment or obligation on the part of any Lender to make any future loans or other extensions of credit or financial accommodations to the Borrower.

11.	Notice. All notices and other communications hereunder
shall be in writing and shall be (i) personally delivered, (ii) transmitted by registered mail, postage prepaid, or (iii) transmitted by telecopy, in each case addressed to the party to whom notice is being given at its address as set forth below:

If to the Lenders or the Agent:

Wells Fargo Bank Minnesota, National Association
Wells Fargo Center
N9312-040 MAC
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0152
Telecopier: 612-341-2472
Attention: Perry T. Larson

If to the Subordinated Creditor:

Morgenthaler Venture Partners V, L.P.
c/o Morgenthaler
Terminal Tower
50 Public Square, Suite 2700
Cleveland, OH 44113
Attention: John D. Lutsi
Telecopier: 216-416-7525

or at such other address as may hereafter be designated in writing by that party. All such notices or other communications shall be deemed to have been given on (i) the date received if delivered personally, (ii) the date of posting if delivered by mail, or (iii) the date of transmission if delivered by telecopy.

12.	Conflict in Agreements. If the subordination provisions of
any instrument evidencing Subordinated Indebtedness conflict with the terms of this Agreement, the terms of this Agreement shall govern the relationship between the Agent and the Lenders and the Subordinated Creditor.

13.	No Waiver. No waiver shall be deemed to be made by the
Agent or any Lender of any of its rights hereunder unless the same shall be in writing signed on behalf of the Agent, and each such waiver, if any, shall be a waiver only with respect to the specific matter or matters to which the waiver relates and shall in no way impair the rights of the Agent or any Lender or the obligations of the Subordinated Creditor to the Agent and the Lenders in any other respect at any time.

14.	Binding Effect; Acceptance. This Agreement shall be binding
upon the Subordinated Creditor and the Subordinated Creditor's heirs, legal representatives, successors and assigns and shall inure to the benefit of the Lenders and the Agent and their participants, successors and assigns irrespective of whether this or any similar agreement is executed by any other Subordinated Creditor of the Borrower. Notice of acceptance by the Lenders and the Agent of this Agreement or of reliance by the Agent or any Lender upon this Agreement is hereby waived by the Subordinated Creditor.

15.	Miscellaneous. The paragraph headings herein are included
for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

16.	Governing Law; Consent to Jurisdiction and Venue; Waiver of
Jury Trial. This Agreement shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Minnesota. Each party consents to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related to this Agreement, waives any argument that venue in any such forum is not convenient, and agrees that any litigation initiated by any of them in connection with this Agreement shall be venued in either the District Court of Hennepin County, Minnesota, or the United States District Court, District of Minnesota, Fourth Division. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS ACKNOWLEDGMENT.

		IN WITNESS WHEREOF, the Subordinated Creditor has executed this Agreement as of the date and year first above-written.



						Morgenthaler Venture Partners V, L.P.
						By:   /s/ John D. Lutsi

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                        Acknowledgment by Borrower

The undersigned, being the Borrower referred to in the foregoing
Agreement, hereby (i) acknowledges receipt of a copy thereof, (ii) agrees to all of the terms and provisions thereof, (iii) agrees to and with the Lenders and the Agent that it shall make no payment on the Subordinated Indebtedness that the Subordinated Creditor would not be entitled to receive under the provisions of the Agreement, (iv) agrees that any such payment will constitute a default under the Lender Indebtedness, and (v) agrees to mark its books conspicuously to evidence the subordination of the Subordinated Indebtedness effected hereby.

						SHELDAHL, INC.
      By /s/ Jill Burchill
    						Its Chief Financial Officer
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                             EXHIBIT A
                       The Subordinated Note
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